                     AEGON/TRANSAMERICA SERIES FUND, INC.
                       (Formerly, WRL SERIES FUND, INC.)

                TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

   Please read the enclosed prospectus/proxy statement for a complete description of the proposals. However, as a quick reference, the following questions and answers provide a brief overview of the proposal:

ON WHAT PROPOSAL AM I BEING ASKED TO PROVIDE INSTRUCTIONS FOR?

   Shareholders are being asked to approve a reorganization of their portfolio. If shareholders decide in favor of the proposal, AEGON Balanced will merge with Transamerica Value Balanced, and you will become a Policyowner invested in Transamerica Value Balanced.

Q. HAS THE BOARD APPROVED THE PROPOSALS?

A. Yes. The ATSF Board has approved the proposal and recommends that you vote "FOR" the proposal.

Q. WHAT HAPPENS IF SHAREHOLDERS DECIDE IN FAVOR OF A MERGER?

A. A closing date will be set for the reorganization. Policyowners will receive full and fractional units of Transamerica Value Balanced equal in value to the units of AEGON Balanced in which they were invested on the Closing Date. The net asset value per share of AEGON Balanced will not be affected by the transaction, so the reorganization will not result in a dilution of any interest.

Q. WHAT ARE THE ADVANTAGES OF MERGING THE PORTFOLIOS?

A. The potential advantages are:

   By combining the portfolios, Policyowners may enjoy lower expense ratios over time. Larger portfolios tend to enjoy economies of scale not available to portfolios with smaller assets under management.

   These lower costs may lead to stronger performance, since total return to a portfolio is net of expenses.

   The potential benefits are explained in more detail in the enclosed prospectus/proxy statement.

Q. HOW ARE THESE TWO PORTFOLIOS ALIKE?

A. Both portfolios seek growth of capital.

Q. IF THE PORTFOLIOS MERGE, WILL THERE BE TAX CONSEQUENCES FOR ME?

A. The reorganization will not be considered a taxable event. The portfolios themselves will recognize no gains or losses on assets as a result of a reorganization.

Q. HOW MANY VOTES DO YOU NEED TO APPROVE THIS PROPOSAL?

A. We need the affirmative vote of a majority of the Portfolio's outstanding voting securities, as defined by the Investment Company Act of 1940.

Q. WHAT IF WE DO NOT HAVE ENOUGH VOTES TO MAKE THE DECISIONS BY THE SCHEDULED SHAREHOLDER MEETING DATE?

A. If we do not receive sufficient votes to hold the meeting, we or ALAMO Direct, a proxy solicitation firm, may contact you by mail or telephone to encourage you to provide your voting instructions. Shareholders should review the proxy materials carefully and submit their voting instructions to avoid additional mailings or telephone calls. If we do not have enough votes to approve the proposal by the time of the shareholder meeting at 1:00 p.m. on April 23, 2002, the meeting may be adjourned to permit further solicitation of proxy votes.

Q. FOR HOW MANY VOTES AM I ENTITLED TO PROVIDE INSTRUCTIONS?

A. Western Reserve Life Assurance Co. of Ohio and its affiliates are the owners of all of the shares of the Portfolio. You are the owners of variable life insurance policies, variable annuity contracts or certain qualified plans ("Contracts") administered by one of the entities that invest in the Portfolio ("Policyowners"). The shareholders will vote the proposal according to the instructions received from Policyowners. The number of shares in the Portfolio for which you may give instructions is determined as follows: the number of shares of the Portfolio (and corresponding votes) allotted to a Contract will be calculated by dividing the amount of the Contract's cash value (or Contract value, in the case of a variable annuity or group annuity contract) attributable to the Portfolio by $100. Fractional shares will be counted.

Q. HOW DO I PROVIDE MY VOTING INSTRUCTIONS?

A. You can submit you voting instructions by completing and signing the enclosed voting instruction form, and mailing it in the enclosed, postage paid envelope. If you need any assistance, or have any questions regarding the proposal or how to submit your vote, please call Customer Service at 1-800-851-9777 between the hours of 8:00 a.m. and 8:00 p.m. ET (Monday-Friday).

Q. HOW DO I SIGN THE VOTING INSTRUCTION FORM?

A. INDIVIDUAL ACCOUNTS: Policyowners should sign exactly as their names appear on the account registration shown on the card.

   JOINT ACCOUNTS: Both the owners must sign and the signatures should conform exactly to the names shown on the account registration.

   ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust should include his or her title when he or she signs, such as: "Jane Doe, Trustee"; or an authorized officer of a company should indicate his or her position with the company, such as "John Smith, President."

Q. WHO DO I CALL IF I HAVE QUESTIONS ABOUT THE PROXY STATEMENT?

A. Call your Customer Service Representative at 1-800-851-9777 between the hours of 8:00 a.m. and 8:00 p.m. ET (Monday-Friday).

   THE ATTACHED PROSPECTUS/PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION ABOUT THE PROPOSAL RELATING TO THE PORTFOLIO. PLEASE READ IT CAREFULLY!

                                AEGON BALANCED
                     AEGON/TRANSAMERICA SERIES FUND, INC.
                             570 Carillon Parkway
                         St. Petersburg, Florida 33716

Dear Policyowner:

   As an Owner of a variable life insurance policy or variable annuity contract (either of which is referred to as a "Policy") of AEGON Balanced (the "Portfolio") of AEGON/Transamerica Series Fund, Inc. ("ATSF"), you have the right to give voting instructions on certain shares of the Portfolio that are attributable to your Policy, if your voting instructions are properly submitted and received by 5:00 p.m., Eastern time, on April 21, 2002, at the special meeting of shareholders of the Portfolio (the "Meeting") to be held on April 23, 2002 at 1:00 p.m., Eastern time.

   The ATSF Board of Directors (the "Board") has determined that the Portfolio should exchange its assets (subject to stated liabilities) for shares of Transamerica Value Balanced (the "Acquiring Portfolio") of ATSF which has a similar investment objective and similar management policies as the Portfolio. The Board determined it was in the best interest of the Portfolio and its shareholders to merge the Portfolio with the Acquiring Portfolio, as it would result in a larger asset base and possible expense reductions for the policyowners. Accordingly, the Portfolio's sub-adviser, AEGON Investment Management, Inc., was notified that its sub-advisory agreement for sub-advisory services to the Portfolio will terminate effective at close of business on April 26, 2002.

   The proposal provides that the Portfolio exchange all of its assets, subject to stated liabilities, for shares of the Acquiring Portfolio (the "Exchange"). Promptly thereafter, the Portfolio will distribute pro rata the Acquiring Portfolio shares received in the Exchange to its stockholders in complete liquidation of the Portfolio. Thus, each Portfolio shareholder will receive for his or her Portfolio shares a number of Acquiring Portfolio shares equal to the aggregate NET ASSET VALUE of the shareholder's Portfolio shares as of the date of the Exchange.

   Following the Exchange, the Acquiring Portfolio will continue to retain the services of AEGON/Transamerica Fund Advisers, Inc. as investment adviser and Transamerica Investment Management, LLC as sub-adviser. It is expected that the Exchange will result in certain economic efficiencies, which in turn is expected to provide expense reductions for shareholders.

   Here are some facts about the Exchange that will be useful to you as you vote:

  . You will recognize no gain or loss to become a Policyowner investing in the Acquiring Portfolio

  . In the opinion of counsel, the Exchange will be free from Federal income taxes to you, the Portfolio, and the Acquiring Portfolio

  . The holding period and aggregate tax basis of the Acquiring Portfolio units attributable to your contract or Policy you receive in the Exchange will be the same as the holding period and aggregate tax basis of your Portfolio units

  . Shares of the Acquiring Portfolio are priced each day the New York Stock Exchange is open for business

  . As a Policyowner of the Acquiring Portfolio, you may have the ability to exchange your shares of other open-end Portfolios in the ATSF family of portfolios

   Further information about the Exchange is contained in the enclosed materials, which you should review carefully.

   Please take the time to consider the enclosed materials and then vote by completing, dating and signing the enclosed voting instruction card. A self-addressed, postage-paid envelope has been enclosed for your convenience. You may also instead vote by telephone, via the Internet or by fax by following the enclosed directions.

   The Board recommends that the Portfolio's shareholders vote "FOR" the proposed Exchange.

   If you have any questions after considering the enclosed materials, please call 1-800-851-9777.

March 12, 2002

                     AEGON/TRANSAMERICA SERIES FUND, INC.
                                AEGON BALANCED

                             570 Carillon Parkway
                         St. Petersburg, Florida 33716
                          (Toll-Free) 1-800-851-9777

                  NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

                                April 23, 2002

To the shareholders of the AEGON Balanced of AEGON/Transamerica Series Fund, Inc. ("ATSF"):

   Notice is hereby given that a special meeting of the shareholders of AEGON Balanced (the "Portfolio") of ATSF will be held at 570 Carillon Parkway, St. Petersburg, Florida 33716, on the 23rd day of April, 2002 at 1:00 p.m., Eastern time, or any adjournment(s) thereof, for the following purposes:

    1. To consider an Agreement and Plan of Reorganization providing for the transfer of all of the assets, subject to stated liabilities, of the Portfolio to Transamerica Value Balanced (the "Acquiring Portfolio") of ATSF in exchange for Acquiring Portfolio shares and the assumption by the Acquiring Portfolio of the Portfolio's stated liabilities (the "Exchange"). The shares of the Acquiring Portfolio received in the Exchange will be distributed by the Portfolio to its shareholders in liquidation of the Portfolio, after which the Portfolio will be dissolved;

as set forth in Prospectus/Proxy Statement accompanying this notice, and to transact such other business as may properly come before the Special Meeting and any adjournments. The Board of Directors of ATSF (the "Board") is not aware of any other business to come before the Special Meeting.

   The Board has fixed the close of business on January 30, 2002, as the record date for the determination of shareholders of the Portfolio that are entitled to notice of, and to vote at, the Special Meeting and any related follow-up meetings. Even if you plan to attend the Special Meeting, please complete the enclosed voting instruction form. If your voting instructions are properly submitted and received by 5:00 p.m. April 21, 2002, the shares represented by the voting instruction card will be voted in accordance with your instructions.

                                          By Order of the Board of Directors,

                                          AEGON/TRANSAMERICA SERIES FUND, INC.
                                          St. Petersburg, Florida
March 12, 2002

                  YOUR VOTING INSTRUCTIONS ARE VERY IMPORTANT
            NO MATTER HOW MANY UNITS YOU PROVIDE INSTRUCTIONS UPON

   Policyowners may vote by mail, telephone, via the Internet or by facsimile.

   If you give your instructions via the Internet, by telephone or via facsimile, please do not mail your voting instruction card.

   ATSF will furnish, without charge, a copy of its most recent annual and semi-annual report upon request. Any such request should be directed to ATSF by calling (800) 851-9777 or by writing to ATSF at P.O. Box 9068, Clearwater, Florida 33758-9068.

   In order to avoid the additional expense and delay of further solicitation, we ask that you provide your voting instructions promptly.

                         ACQUISITION OF THE ASSETS OF
            AEGON BALANCED OF AEGON/TRANSAMERICA SERIES FUND, INC.
                 BY AND IN EXCHANGE FOR SHARES OF TRANSAMERICA
            VALUE BALANCED OF AEGON/TRANSAMERICA SERIES FUND, INC.

                          PROSPECTUS/PROXY STATEMENT

                               February 28, 2002
                        SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD April 23, 2002

   This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of AEGON/Transamerica Series Fund, Inc. ("ATSF") on behalf of the AEGON Balanced portfolio of ATSF (the "Portfolio") to be used at the Special Meeting of Shareholders (the "Meeting") of the Portfolio to be held April 23, 2002, at 1:00 p.m., Eastern time, at the ATSF offices, 570 Carillon Parkway, St. Petersburg, Florida 33716, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on January 30, 2002 are entitled to receive notice of and to vote at the Meeting.

   It is proposed that the Portfolio transfer all of its assets, subject to stated liabilities, to Transamerica Value Balanced of ATSF (the "Acquiring Portfolio"), as more fully described in this Prospectus/Proxy Statement (the "Exchange"). Both the Portfolio and the Acquiring Portfolio are investment portfolios of ATSF, a series mutual fund consisting of several investment portfolios. Upon consummation of the Exchange, the Acquiring Portfolio shares received by the Portfolio will be distributed to Portfolio shareholders, with each shareholder receiving a pro rata distribution of Acquiring Portfolio shares (or fractions thereof) for Portfolio shares held prior to the Exchange. Thus, it is contemplated that each shareholder will receive for his or her Portfolio shares, a number of Acquiring Portfolio shares (or fractions thereof) equal in value to the aggregate net asset value of the shareholder's Portfolio shares as of the date of the Exchange.

   Shares of the Portfolio and the Acquiring Portfolio are not offered directly to the public but are sold only to insurance companies and their separate accounts as the underlying investment medium for owners (each a "Policyowner" or collectively, "Policyowners") of variable annuity contracts and variable life insurance policies (collectively, the "Contracts"). As such, Western Reserve Life Assurance Co. of Ohio ("WRL"), AUSA Life Insurance Company ("AUSA"), Transamerica Occidental Life Insurance Company ("TOLIC"), Transamerica Life Insurance Company ("Transamerica"), Peoples Benefit Life Insurance Company ("Peoples"), Transamerica Life Insurance and Annuity Company ("Transamerica Life & Annuity") and Diversified Investment Advisors, Inc. ("Diversified"), (collectively, the "Insurance Companies") are the only shareholders of the investment portfolios offered by ATSF. WRL, AUSA and Diversified own all of the shares of the Portfolio. ATSF has agreed to solicit voting instructions from the Policyowners, upon which instructions it will vote the shares of the Portfolio at the Meeting on April 23, 2002 and any adjournments thereof.

   Accordingly, you are being furnished with this combined Prospectus/Proxy Statement in connection with the solicitation of voting instructions from the Policyowners regarding the proposal to shareholders of the Portfolio to approve or disapprove the Exchange.

   This Prospectus/Proxy Statement, which should be retained for future reference, sets forth information about the Acquiring Portfolio that Portfolio shareholders should know before voting on the proposal.

   A Statement of Additional Information ("SAI") dated February 28, 2002, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference in its entirety. The SEC maintains a web site (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Portfolio and the Portfolio. A copy of the SAI is available without charge by calling 1-800-851-9777, or writing to ATSF at P.O. Box 9068, Clearwater, Florida 33758-9068.

   SHARES ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. PORTFOLIO INVESTMENT INVOLVES CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

   AS WITH ALL MUTUAL FUNDS, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   The Acquiring Portfolio is a series of ATSF, an open-end, diversified management investment company advised by AEGON/Transamerica Fund Advisers, Inc. ("ATF Advisers"). Following the Exchange, the Acquiring Portfolio will continue to retain the services of Transamerica Investment Management, LLC as sub-adviser. The Portfolio is also a series of ATSF. The Acquiring Portfolio and the Portfolio have a similar investment objective and similar management policies. The substantive difference between the Portfolio and the Acquiring Portfolio are set forth in this Prospectus/Proxy Statement.

   The Acquiring Portfolio's Prospectus accompanies this Prospectus/Proxy Statement. The Acquiring Portfolio's Annual and Semi-Annual Reports to shareholders for the period ending 12/31/00 and 6/30/01, respectively, are incorporated by reference. For a free copy of the ATSF Annual Report or Semi-Annual Report, write to ATSF at P.O. Box 9068, Clearwater, Florida 33758-9068, or call 1-800-851-9777.

Policyowners' Right to Instruct Shareholders

   WRL and its affiliates are the legal owners of all of the shares of the Portfolio, and, as such, has the right to vote upon certain matters that are required by the Investment Company Act of 1940, as amended (the "1940 Act"), to be approved or ratified by the shareholders and to vote upon an other matter that may be voted upon at a shareholders' meeting.

   WRL, AUSA and Diversified will vote the shares of the Portfolio for the Policyowners. ATSF has agreed to solicit voting instructions from the Policyowners, upon which instructions WRL, AUSA and Diversified will vote the shares of the Portfolio at the Meeting on April 23, 2002, and any adjournments thereof. ATSF will mail a copy of this Prospectus/Proxy Statement to each Policyowner of record as of January 30, 2002. The number of shares in the Portfolio for which a Policyowner may give instructions is determined as follows: the number of shares of the Portfolio (and corresponding votes) allotted to a Contract will be calculated by dividing the amount of the Policy's cash value (or the Contract value, in the case of a variable annuity or group annuity contract) attributable to the Portfolio by $100. Fractional shares will be counted.

   Based upon the cash value attributable to the Portfolio as of January 30, 2002, Policyowners are entitled to an aggregate of votes with respect to the Portfolio as follows:

                  Outstanding Shares    Aggregate Votes Based
                 Owned By the Account On Cash or Contract Value
                    8,218,300.356          1,022,198.6553

   As of January 30, 2002, the officers and directors of ATSF, as a group, beneficially owned less than 1% of the outstanding shares of the Portfolio.

   Proxy materials will be mailed to Policyowners of record on or about March 12, 2002.

                               TABLE OF CONTENTS

   Summary...............................................................  4
   Reasons for the Exchange.............................................. 11
   Information about the Exchange........................................ 11
   Additional Information about the Portfolio and the Acquiring Portfolio 13
   Voting Instructions................................................... 13
   Financial Statements and Experts...................................... 15
   Other Matters......................................................... 15
   Notice to Broker/Dealers and Voting Trustees and Their Nominees....... 15
   Exhibit A: Agreement and Plan of Reorganization....................... 16

              APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION
            PROVIDING FOR THE TRANSFER OF ALL OF THE ASSETS OF THE
                     PORTFOLIO TO THE ACQUIRING PORTFOLIO

                                    SUMMARY

   This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Portfolio's Prospectus dated May 1, 2001, and the Portfolio's Prospectus dated May 1, 2001, as supplemented August 27, 2001, the Annual and Semi-Annual Reports, and the form of Agreement and Plan of Reorganization attached to this Prospectus/Proxy Statement as Exhibit A.

   Proposed Transaction. The ATSF Board of Directors (the "Board"), including Board members who are not "interested persons" as defined in the 1940 Act, has approved an Agreement and Plan of Reorganization (the "Plan") at a meeting held on December 6, 2001. The Plan provides that, subject to the requisite approval of the Portfolio's shareholders, on the date of the Exchange the Portfolio will assign, transfer and convey to the Acquiring Portfolio all of the assets (subject to stated liabilities) of the Portfolio, including all securities and cash, in exchange for shares of the Acquiring Portfolio having an aggregate net asset value equal to the value of the Portfolio's net assets. The Portfolio will distribute all Acquiring Portfolio shares received by it among its shareholders so that each shareholder will receive a pro rata net asset value equal to the aggregate net asset value of the shareholder's Portfolio shares as of the date of the Exchange. Thereafter, the Portfolio will be dissolved.

   As a result of the Exchange, each Portfolio shareholder will cease to be a shareholder of the Portfolio and will become a shareholder of the Acquiring Portfolio as of the close of business on the date of the Exchange.

   The Board has concluded that the Exchange would be in the best interests of the Portfolio and its shareholders, and the interests of existing shareholders of the Portfolio should not be diluted as a result of the transactions contemplated by the Exchange. See "Reasons for the Exchange."

   Tax Consequences. Sutherland Asbill & Brennan, LLP, counsel to ATSF, will issue an opinion (based on certain assumptions), as described below, as of the effective date of the Exchange to the effect that the transaction will not give rise to the realization or recognition of income, gain or loss for federal income tax purposes to the Policyowners and that neither the Policyowners, the Portfolio, the Acquiring Portfolio, nor their respective shareholders will incur any federal income tax liability as a result of the transaction. See "Information about the Exchange--Federal Income Tax Consequences."

   Comparison of the Portfolio and the Acquiring Portfolio. The following discussion is primarily a summary of certain parts of the Portfolio's Prospectus, as amended, and the Acquiring Portfolio's Prospectus. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

   Objective. The Portfolio and the Acquiring Portfolio have similar investment objectives. The Portfolio seeks preservation of capital, reduced volatility, and superior long-term risk-adjusted returns. The Acquiring Portfolio seeks preservation of capital and competitive investment returns.

   Strategies. (Portfolio) To pursue its goal, the Portfolio invests principally in common stocks (primarily of domestic large-cap companies), U.S. Treasuries ("A" series and investment grade corporate bonds) and convertible securities. [AEGON USA Investment Management, Inc. ("AIMI"), sub-adviser to the Portfolio, uses a top-down investment strategy to find stocks of medium to large capitalization companies that fit a value criteria.] The process for selecting companies is based on fundamental analysis. More specifically, AIMI looks at the industry structure, organizational structure, financial structure, and business prospects of each portfolio company. It then applies the analysis of these factors to financial forecasts which, in turn, drives the valuation of a company's stock. AIMI uses a two stage dividend discount model to value a company. Once AIMI initiates a position, it monitors and continually reassesses its prior analysis. When AIMI believes the price fully reflects its independent valuation or there is a significant change in the fundamentals of the company, the portfolio sells the security.

   Strategies. (Acquiring Portfolio): The Acquiring Portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") seeks to achieve the Acquiring Portfolio's investment objective by investing principally in: income-producing common and preferred stocks; U.S. Treasury bonds, notes and bills; money market funds; and covered call options and put options.

   In selecting stocks, TIM focuses on high-quality, liquid, large capitalization stocks, using a bottom-up screening process to identify stocks that are statistically undervalued. TIM's ultimate goal is to choose stocks whose price has been driven down by a market that has over-reacted to perceived risks. With this approach, the Acquiring Portfolio seeks to achieve a dividend income yield higher than that of the Russell 3000 Index, which represents approximately 89% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $9.9 billion; the median market capitalization was approximately $3.7 billion. The smallest company in the index had an approximate market capitalization of $1.4 billion.

   TIM employs an investment technique called "asset allocation," which shifts assets from one class of investment to another (such as from equity to debt) when it anticipates changes in market direction.

   TIM will seek to enhance returns in rising stock markets by increasing its allocation to equity, then protect itself in falling stock markets by reducing equity exposure and shifting into fixed-income investments, as well as into money market funds (up to 10% of total assets).

   TIM has developed forecasting models to predict movements in the stock market for both short (12 to 18 month) and long (3 to 5 year) time periods. These models help compare the risks and rewards. TIM anticipates in holding stocks versus debt instruments and money market funds. Such techniques may result in increased portfolio expenses as brokerage fees.

   Thus, the models determine when the sub-adviser is to "tactically" adjust the Acquiring Portfolio's asset allocation among stocks, bonds, U.S. debt obligations and money market funds.

   Main Risks. The principal risks associated with an investment in the Portfolio are Stock Risk, Fixed-Income Securities Risk and Convertible Security Risk. The principal risks associated with an investment in the Acquiring Portfolio are similar and include Stock Risk, Fixed-Income Securities Risk, Quantitative Models Risk and Futures and Options Risk. As a result, the value of your investment in the Acquiring Portfolio, as in the Portfolio, will fluctuate, which means that you could lose money.

   Stock Risk--While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks a portfolio hold fluctuate in price, the value of your investment in a portfolio will go up and down.

   Fixed-Income Securities--The value of these securities may change daily based on changes in the interest rate, and other market conditions and factors. These risks include: changes in interest rates, length of time to maturity and issuers defaulting on their obligations to pay interest or return principal.

   Convertibles--As with all debt securities, the market value of convertibles tends to decline as interest rates increase and, conversely, increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock.

   Quantitative Models--Securities selected using statistical models may result in incorrect asset allocations causing overall returns to be lower than it other methods of selection were used.

   Futures and Options--Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include: inaccurate market predictions; imperfect correlation; illiquidity; and tax considerations. The portfolios are not required to hedge their investments.

   Fees and Expenses. The fees and expenses of the Portfolio and the Acquiring Portfolio set forth below are for the period ended June 30, 2001. The "Pro Forma After Exchange" information is estimated based on net assets and portfolio accruals of the Portfolio and the Acquiring Portfolio as of June 30, 2001. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is reflected in the portfolio's net asset value per share.

PERFORMANCE

   The bar chart and table below give an indication of the portfolios' risk and performance. The charts show changes in the portfolios' performance from year to year. The performance calculations do not reflect charges or deductions under the policies or annuity contracts. These fees and expenses would lower investment performance. The tables show how the portfolios' average annual total return for the periods indicated compare to those of a broad measure of market performance.

Portfolio:


                                    [CHART]

Total Return
(per calendar year)

1995      19.80%
1996      10.72%
1997      17.10%
1998       6.93%
1999       3.03%
2000       5.83%
2001      (2.93)%
Highest and Lowest Return
(Quarterly 1995-2001)

                                          Quarter Ended
                                          -------------
                        Highest  9.84 %   12/31/98
                        Lowest. (7.86)%    9/30/99

Average Annual Total Returns
(through December 31, 2001)

                                                              Since Inception
                                             1 Year   5 Years (March 1, 1994)
                                             ------   ------- ---------------
   AEGON Balanced...........................  (2.93)%  5.79%        6.66%
   S&P 500 Composite........................
   Stock Index.............................. (11.89)% 10.70%       14.20%
   Lehman Brothers..........................
   Intermediate U.S. Government/Credit Index   8.96%   7.10%        6.71%

Acquiring Portfolio:

                                    [CHART]

Total Return
(per calendar year)

1995    20.09%
1996    14.42%
1997    16.59%
1998     8.32%
1999    (5.64)%
2000    17.55%
2001     2.16%

Highest and Lowest Return
(Quarterly 1996-2001)

                                          Quarter Ended
                                          -------------
                        Highest   9.03%     6/30/97
                        Lowest. (8.37)%     9/30/01

Average Annual Total Returns
(through December 31, 2001)

                                                       Since Inception
                                      1 Year  5 Years (January 3, 1995)
                                      ------- ------- -----------------
         Transamerica Value Balanced*   2.16%  7.43%        10.16%
         Lehman Brothers Intermediate
         U.S. Government/Credit Index   8.96%  7.10%         7.79%
         Russell 1000 Value Index....
         --------                     (5.59)% 11.23%        16.16%

*Prior to August 24, 2001, this portfolio was named Dean Asset Allocation and was managed by Dean Investments.

SHAREHOLDER FEES

   There are no shareholder fees at the portfolio level. Fees are included in the Contract that you have chosen.

ANNUAL PORTFOLIO OPERATING EXPENSES
(Expenses Paid from Portfolio Assets)
(percentage of average net assets for the period ended June 30, 2001):

Portfolio Shares:

                Management Fees                            0.80%
                Distribution and service (12b-1 fees)      NONE
                Other Expenses                             0.09%
                Total annual Portfolio operating expenses* 0.89
                Expense reduction (a)                      -0-
                Net Operating Expenses                     0.89%
--------
(a)Contractual arrangement with AEGON/Transamerica Fund Advisers, Inc. ("ATFA") through 4/30/02 for expenses that exceed 1.00%.

Acquiring Portfolio:
                  Management Fees                       0.75%
                  Distribution and service (12b-1 fees) None
                Other Expenses                            0.07%
                Total annual Portfolio operating expenses 0.82%
                Expense reduction (a)                     -0-
                Net Operating Expenses                    0.82%
--------
(a)Contractual arrangement with ATFA through 4/30/02, for expenses that exceed 1.00%.

Pro Forma After Exchange:
                Management Fees                           0.75%
                Distribution and service (12b-1 fees)     None
                Other Expenses                            0.07%
                Total annual Portfolio operating expenses 0.82%
                Expense reduction (a)                     -0-
                Net Operating Expenses                    0.82%
--------
(a)Contractual arrangement with ATFA through 4/30/02, for expenses that exceed 1.00%.

EXAMPLE:

   The examples below can help you compare the cost of investing in the Portfolios with the costs of investing in other portfolios. They assume: You invest $10,000 for the periods shown; Your investment has a 5% return each year; and The Portfolios' operating expenses remain the same. The examples do not include the fees that are included in the Contract or Policy you have chosen. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Portfolio:


                        1 year 3 years 5 years 10 years
                        ------ ------- ------- --------
                         $96    $300    $520    $1,155

Acquiring Portfolio:


                        1 year 3 years 5 years 10 years
                        ------ ------- ------- --------
                         $91    $284    $493    $1,096

Project Acquiring Portfolio (after Transaction):


                        1 year 3 years 5 years 10 years
                        ------ ------- ------- --------
                         $91    $284    $493    $1,096

   Management Fees. The current investment advisory fee for the Portfolio is 0.80% of the Portfolio's average daily net assets. The investment advisory fee for the Acquiring Portfolio is 0.75% of its average daily net assets. ATF Advisers received $852,918 in advisory fees from the Portfolio and $1,706,549 in advisory fees from the Acquiring Portfolio for the period ended June 30, 2001.

   If the advisory fee for the Acquiring Portfolio had been in effect for the fiscal year ended December 31, 2000, the Acquiring Portfolio would have paid $1,505,779 in advisory fees.

   BOARD CONSIDERATION OF FEES. In making its decision to approve the Exchange, the Board reviewed the performance of the Portfolio, the asset base of the Portfolio and the fees. It considered a variety of alternatives potentially available to the Portfolio, including maintaining the status quo or liquidating the Portfolio.

   The Board examined the nature, quality and scope of the services provided to the Acquiring Portfolio by TIM. The Board members considered that the Acquiring Portfolio's larger asset base as the result of the Exchange may result in great economies of scale and may result in savings for Policyowners. The Board also reviewed the current fee structure for the portfolios and the fees of similar portfolios in the mutual fund industry.

   DIVIDENDS, DISTRIBUTIONS AND TAXES. The Acquiring Portfolio qualified for its year ended December 31, 2001 as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and it intends to so qualify each year. As a result of qualifying as a regulated investment company, the Acquiring Portfolio will not be subject to federal income tax to the extent that the Acquiring Portfolio distributes its net investment income and net capital gains. All income and capital gain distributions are automatically reinvested in gross income of the separate accounts holding such shares to the extent required by the Code.

   ATSF intends to pay out all of the Acquiring Portfolio's net investment income and net realized capital gains for each year. The Acquiring Portfolio normally pays dividends and distributes capital gain, if any, annually, with distributions mostly from net capital gains.

   EXCHANGE PRIVILEGES. You can exchange one or more of your portfolios in the ATSF family for another portfolio offered by your product up to 12 times per year without incurring a fee. Please review the prospectus for the product that you have chosen for your exchange privileges.

   PURCHASES AND REDEMPTIONS. Shares of the Acquiring Portfolio are offered continuously, without any sales charge, at prices equal to its net asset value. Shares are sold and redeemed at their net asset value next computed after a purchase payment or redemption request is received. Depending upon the net asset value at the time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed is made as soon as possible, but in any event within seven days after receipt of a request for redemption.

   The net asset value of the Acquiring Portfolio shares is the value of its assets minus its liabilities. The Acquiring Portfolio calculates its net asset value every day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time).

   The Acquiring Portfolio generally values its securities based on market prices or quotations. The Acquiring Portfolio's currency conversions, if any, are done as of the close of the London stock market, which is 12:00 p.m., Eastern time. When market prices are not available, or when ATSF believes they are unreliable or that the value of a security has been materially affected by events occurring after a foreign exchange closes, the Acquiring Portfolio may price those securities at fair value. Fair value is determined in accordance with procedures approved by the Acquiring Portfolio's Board of Directors. A portfolio that uses fair value to price securities may value those securities higher or lower than another portfolio that uses market quotations to price the same securities. International markets may be open on days when U.S. markets are closed, and the value of any foreign securities owned by the Acquiring Portfolio could change on days when an insurance company separate account on a qualified plan cannot buy or redeem shares.

   In order to buy, redeem or exchange shares at that day's price, an insurance company separate account or a qualified plan must place its order with the transfer agent before the NYSE closes. If the NYSE closes early, the order must be placed prior to the actual closing time. Otherwise, the investor will receive the next business day's price.

   INVESTMENT ADVISER. The investment adviser for both the Portfolio and the Acquiring Portfolio is AEGON/Transamerica Fund Advisers, Inc. ("ATFA") (formerly, WRL Investment Management, Inc.), located at 570 Carillon Parkway, St. Petersburg, Florida 33716. ATFA has served as an investment adviser since 1997 (prior to that date, WRL served as investment adviser). ATFA hires sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each sub-adviser in the ATSF family. The investment adviser also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is based on the average daily net assets of each portfolio, and is paid per the terms of the Investment Advisory Agreements.

   ATFA is a wholly owned direct subsidiary of AUSA Holding Company ("AUSA"). AUSA is a holding company that is wholly owned by AEGON USA, Inc. (AEGON USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands Corporation and publicly traded international insurance group. TIM is an affiliate of AEGON/Transamerica Series Fund, Inc. and the investment adviser.

   PORTFOLIO MANAGEMENT. The sub-adviser for the Portfolio is AIMI, but the Portfolio is managed by Michael Van Meter of VMF Capital, LLC. Mr. Van Meter has served as the senior portfolio manager of the Portfolio since its inception. He has been employed by VMF Capital, LLC since July 1998. Prior to joining VMF, Mr. Van Meter was employed by AIMI.

   The Acquiring Portfolio is co-managed by John C. Riazzi, CFA and Gary U. Rolle, CFA. They have served as co-portfolio managers of this portfolio since August 2001.

   Prior to joining TIM in 2001, Mr. Riazzi served as portfolio manager, president and chief investment officer at Dean Investment Associates and, while at Dean, served as portfolio manager of Dean Asset Allocation since its inception.

   Mr. Rolle is president and chief investment officer at TIM and serves as an officer of various Transamerica entities. He joined TIM in 1967.

   BOARD MEMBERS. The same Board oversees both the Portfolio and the Acquiring Portfolio. The Board is composed of nine members. John R. Kenney serves as Chairman. Mr. Kenney is an affiliated person of ATSF and related entities. Patrick S. Baird, also an affiliated person, serves as Director of ATSF. The remaining Board members are "disinterested persons" as defined by the 1940 Act. Peter R. Brown serves as Vice Chairman. The remaining "disinterested" Board members are Russell Kimball, Daniel Calabria, Charles Harris, William Short, Jr., Janice B. Case and Leo Hill.

   The Board is not required to hold annual meetings to elect directors. A description of the directors is set forth in the ATSF Statement of Additional Information dated May 1, 2001.

   CAPITALIZATION. Because the Portfolio will be combined with the Acquiring Portfolio in the Exchange, the total capitalization of the Acquiring Portfolio after the Exchange is expected to be greater than the current capitalization of the Portfolio alone.

   The following table sets forth as of June 30, 2001 (1) the capitalization of the Portfolio's shares; (2) the capitalization of the Acquiring Portfolio's shares; and (3) the pro forma capitalization of the Acquiring Portfolio's shares, as adjusted showing the effect of the Exchange had it occurred on such date. There is, of course, no assurance that the Exchange will be consummated. Moreover, if consummated, the capitalization of the Acquiring Portfolio is likely to be different on the closing date, based on assets and shares outstanding as of that date, as a result of fluctuations in the value of portfolio securities of each portfolio and daily share purchase and redemption activity of each portfolio.

                                                                      Pro Forma After Exchange
                          Portfolio Shares Acquiring Portfolio Shares Acquiring Portfolio
                          (in thousands)   (in thousands)             (in thousands)
                          ---------------- -------------------------- ------------------------
Total net assets.........     $108,749              $251,326                  $360,075
Net asset value per share     $  12.91              $  13.92                  $  13.92
Shares outstanding.......     $  8,426              $ 18,049                  $ 25,862

   DIVIDENDS AND OTHER DISTRIBUTIONS. Each of the Portfolio and the Acquiring Portfolio distributes to its shareholders net investment income, any net realized short-term capital gains, and any net realized long-term capital gains annually. Such dividends and distributions are automatically reinvested in the Portfolio or Acquiring Portfolio shares at net asset value, unless the shareholder requests cash. See "Distributions and Taxes" in the ATSF Statement of Additional Information dated May 1, 2001.

   SHAREHOLDER RIGHTS. Both the Acquiring Portfolio and the Portfolio are part of a Maryland corporation, and thus their shareholders have the same rights due them under the state law. ATSF is not required to hold annual meetings of shareholders and has no current intention to hold such meetings, except as required by the 1940 Act. Under the 1940 Act, ATSF is required to hold a shareholders' meeting if, among other reasons, the number of Directors elected by shareholders is less than a majority of the total number of Directors, or if it desires to change any portfolio's fundamental investment policies.

                           REASONS FOR THE EXCHANGE

   AIMI, the sub-adviser of the Portfolio, was notified that its services as sub-adviser to the Portfolio would be terminated effective at the close of business on April 26, 2002, if shareholders approve the Exchange. In making its decision to approve the Exchange, the Board considered the performance of each portfolio and their respective asset base. The Board determined that combining the Portfolio and the Acquiring Portfolio, and creating a larger asset base, may result in savings for policyholders due to economies of scale. The Board concluded that an Exchange would be in the best interests of the respective shareholders of the Portfolio and the Acquiring Portfolio. The Board determined that the Exchange would permit shareholders to pursue similar investment goals in a larger portfolio without diluting shareholders' interests.

   In determining whether to recommend approval of the Exchange, the Board considered the following factors, among others: (1) the compatibility of the Acquiring Portfolio and the Portfolio's investment objective and management policies, as well as the services offered by ATSF to both portfolios; (2) the terms and conditions of the Exchange and whether the Exchange would result in dilution of shareholder interests; (3) expense ratios and information regarding the fees and expenses of the Acquiring Portfolio and the Portfolio, as well as the expense ratios of similar portfolios and the estimated expense ratio of the combined Portfolio; (4) the tax consequences of the Exchange; and (5) the estimated costs to be incurred by the Acquiring Portfolio and the Portfolio as a result of the Exchange

                        INFORMATION ABOUT THE EXCHANGE

   Plan of Exchange. The following summary of the Plan is qualified in its entirety by reference to the form of Plan attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that the Acquiring Portfolio will acquire all of the assets of the Portfolio at net asset value, in exchange for Acquiring Portfolio shares and the assumption by the Acquiring Portfolio of the Portfolio's stated liabilities on April 26, 2002, or such later date as may be agreed upon by the parties (the "Closing Date"). The number of Acquiring Portfolio shares to be issued to the Portfolio will be determined on the basis of the relative net asset values per share and aggregate net assets of the shares of the Acquiring Portfolio and the Portfolio, generally computed as of the close of trading on the floor of the NYSE (currently at 4:00 p.m. ET) on the Closing Date.

   Prior to the Closing Date, the Portfolio will declare a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Portfolio shareholders all of the Portfolio's previously undistributed investment company taxable income, if any, for the fiscal period ending on or prior to the Closing Date (computed without regard to any deduction or dividends paid), its net exempt interest income for the fiscal period ending on or prior to the Closing Date, and all of its previously undistributed net capital gain realized in the fiscal period ending on or prior to the Closing Date (after reduction for any capital loss carried forward).

   As conveniently as practicable after the Closing Date, the Portfolio will liquidate and distribute pro rata to its shareholders of record as of the close of business on the Closing Date, the shares received by it in the Exchange. Such distribution and liquidation will be accomplished by establishing accounts on the share records of the Acquiring Portfolio in the name of each Portfolio shareholder, each account representing the respective pro rata number of Acquiring Portfolio shares due to the shareholder. After such distribution and the winding up of its affairs, the Portfolio will be dissolved.

   The Plan may be amended at any time prior to the Exchange but will not be amended to adversely affect shareholders without their approval. The Portfolio will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Portfolio and the Acquiring Portfolio under the Plan are subject to various conditions, including approval by Portfolio shareholders holding the requisite number of Portfolio shares and the continuing accuracy of various representations and warranties of the Portfolio and the Acquiring Portfolio being confirmed by the respective parties. The Plan may be terminated at any time before the Closing Date by resolution of the Board.

   The total expenses of the Exchange are expected to be approximately $65,000, which will be borne pro rata according to the aggregate net assets of the Acquiring Portfolio and the Portfolio on the date of the Exchange.

   FEDERAL INCOME TAX CONSEQUENCES. Consummation of the Reorganization is subject to the condition that ATSF receive an opinion of Sutherland Asbill & Brennan LLP ("Sutherland"), counsel to ATSF, regarding the following matters for federal income tax purposes:

   The exchange of the Fund's assets for the Acquiring Fund shares and the assumption of the stated liabilities of the Fund is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of the Exchange, the Fund and the Acquiring Fund will receive the opinion of Sutherland Asbill & Brennan LLP, counsel to the Fund and the Acquiring Fund, to the effect that on the basis of the existing provisions of the Code, Treasury regulations thereunder, and certain facts, assumptions and representations, for Federal income tax purposes:

    (1)the Portfolio and the Acquiring Portfolio will each be considered "a party to the reorganization" within the meaning of Section 368(b) of the Code;

    (2)each Portfolio will not recognize any gain or loss as a result of such transaction;

    (3)the Acquiring Portfolio will not recognize any gain or loss as a result of such transaction;

    (4)the Portfolio's shareholders will not recognize any gain or loss on the distribution of Portfolio shares in exchange for the Acquiring Portfolio shares;

    (5)the aggregate tax-basis of shares of the Acquiring Portfolio received by a shareholder of the Portfolio will be the same as the aggregate tax-basis of such shareholder's Portfolio shares immediately prior to the Exchange;

    (6)the tax-basis of Acquiring Portfolio in the assets of the Portfolio received pursuant to such transaction will be the same as the tax-basis of such assets in the hands of the Portfolio immediately before such transaction;

    (7)a Portfolio's shareholder's holding period for Acquiring Portfolio shares will be determined by including the period for which such Portfolio shareholder held the Portfolio shares exchanged, provided that the shareholder held such shares in the Portfolio as a capital asset; and

    (8)Acquiring Portfolio's holding period with respect to the assets received in the Exchange will include the period for which such assets were held by the Portfolio.

   If the Exchange of the Portfolio does not constitute a reorganization of the Portfolio under Section 368(a) of the Code, the Portfolio will recognize gain or loss on the transfer of its assets to the Acquiring Portfolio as if it had disposed of those assets for an amount of cash equal to the value of the Acquiring Portfolio's shares received in the Exchange plus the amount of any liabilities of the Portfolio assumed by the Acquiring Portfolio. However, so long as the Portfolio qualifies as a "regulated investment company" under
Section 851 of the Code for its taxable year ending on the Closing Date and makes all distributions in accordance with the timing requirements imposed by the Code, it will not have any federal income tax liability from the transaction.

   In addition, pursuant to Section 817 of the Code, to the extent that an insurance company shareholder of the Portfolio shares in a separate account to fund benefits under variable contracts, its tax basis in the shares for federal income tax purposes will generally be equal to the fair market value of the shares. Consequently, the exchange of the Portfolio shares for the Acquiring Portfolio shares should not cause such a shareholder to realize or recognize any taxable gain or loss.

   Finally, whether or not the Exchange constitutes a "reorganization" of the Portfolio under Section 368(a) of the Code, a Policyowner will not realize or recognize gain or loss on the Exchange of the Portfolio because a Policyowner is not considered to own the shares of the Portfolio or Acquiring Portfolio for federal income tax purposes.

   ATSF has not sought a tax ruling from the Internal Revenue Service (the "IRS"), but is acting in reliance upon the opinion of counsel discussed above. That opinion is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own tax advisors concerning their potential tax consequences, including state and local income taxes.

REQUIRED VOTE AND BOARD'S RECOMMENDATION

   The Board has approved the Plan and the Exchange and has determined that (1) participation in the Exchange is in the best interest of the Portfolio and its shareholders and (2) the interests of shareholders of the Portfolio will not be diluted as a result of the Exchange. Pursuant to the ATSF charter documents, an affirmative vote of a majority of the Portfolio's shares outstanding and entitled to vote is required to approve the Plan and the Exchange.

          THE ATSF BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED"
         DIRECTORS, RECOMMENDS THAT THE PORTFOLIO'S SHAREHOLDERS VOTE
                 "FOR" APPROVAL OF THE PLAN AND THE EXCHANGE.

         ADDITIONAL INFORMATION ABOUT THE PORTFOLIO AND THE ACQUIRING
                                   PORTFOLIO

   Information about the Portfolio and the Acquiring Portfolio is incorporated by reference into the Prospectus/Proxy Statement from the ATSF Prospectus forming a part of its Registration Statement on Form N-1A (File No. 33-507), as amended.

   The Portfolio and the Acquiring Portfolio are subject to the requirements of the 1940 Act, and file reports, proxy statements and other information with the SEC. These materials may be inspected and copied at the Public Reference Facilities of the SEC at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Copies of such materials may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C., at prescribed rates.

                              VOTING INSTRUCTIONS

   Interest in the Contracts for which no timely instructions are received will be voted in proportion to the instructions that are received from other Policyowners. WRL, AUSA and Diversified will also vote any shares in separate accounts that it owns and that are not attributable to Contracts in the same proportion as determined for Policyowners.

   If your voting instructions are properly submitted and returned in time to be voted at the Special Meeting, the shares of beneficial interest ("Shares") represented by the voting instruction card will be voted in accordance with the instructions provided. Unless instructions to the contrary are provided, your voting instruction card will be voted FOR the matters listed in the accompanying Notice of Special Meeting of Shareholders. Any Policyowner that has submitted his or her voting instruction has the right to revoke it at any time prior to its exercise, either by attending the Meeting and submitting a new voting instruction form, or by submitting a letter of revocation or a later-dated voting instruction form to ATSF at the above address prior to the date of the Meeting.

   For your convenience, you may submit your instructions by mail, by telephone, via the Internet or by facsimile. If providing instructions by mail, please indicate your instructions on the enclosed voting instruction card, date and sign the card, and mail it in the enclosed envelope which requires no postage if mailed in the United States, allowing sufficient time to be received by the meeting on April 23, 2002 at 1:00 p.m. To vote via the Internet, by telephone or by fax, please follow the enclosed instructions.

   If you give your instructions via the Internet, by telephone or via facsimile, please do not mail your voting instruction card. Please provide your instructions only one time, unless you later decide to change your instructions.

   Solicitation. The principal solicitation of instructions will be by the mailing of this Prospectus/Proxy Statement on or about March 12, 2002, but instructions may also be solicited by telephone and/or in person by representatives of ATSF, its affiliates, and ALAMO Direct ("ALAMO"), a proxy services firm. The estimated cost for the services by ALAMO is $42,500. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxy materials to their principals. The cost of the Meeting, including the preparation and mailing of the Notice, Proxy Statement and voting instruction form(s), and the solicitation of proxies, including reimbursement to broker-dealers and others who forward proxy materials to their clients, will be borne by the shareholders of the Portfolio.

   As the date of the Meeting approaches, certain Policyowners of the Portfolio may receive a call from a representative of ATSF or ALAMO, if ATSF has not yet received their instructions. Authorization to permit the representative to execute the instruction form may be obtained from Policyowners by telephonic instructions. Voting instructions that are obtained telephonically in the solicitation process will be recorded in accordance with the procedures set forth below.

   If a telephonic voting instruction is solicited by such representative, the representative is required to ask the Policyowner for such Policyowner's full name, address, social security or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the Policyowner has received the Proxy Statement in the mail. If the information solicited agrees with the information provided to the representative, then the representative has the responsibility to explain the process, read the proposal listed on the proxy card, and ask for the Policyowner's instructions on such proposal. Although the representative is permitted to answer questions about the solicitation process, he or she is not permitted to recommend to the Policyowner how to vote, other than to read the recommendation set forth in the Proxy Statement. The representative will record the Policyowner's instructions on the card. Within 72 hours, ATSF will send the Policyowner a letter or mailgram to confirm the Policyowner's vote and ask the Policyowner to call immediately if his or her instructions are not correct in the confirmation.

   If a Policyowner wishes to participate at the Meeting, but does not wish to give voting instructions by telephone, such Policyowner may still submit the voting instruction form originally sent with the Proxy Statement or attend the Meeting in person. Any instruction given by a Policyowner, whether in writing, via the Internet or by telephone, is revocable. A Policyowner may revoke the accompanying voting instruction form or instructions given telephonically over via the internet at any time prior to its use by filing with ATSF a written revocation or duly executed form bearing a later date. In addition, any Policyowner that attends the Meeting in person may provide voting instructions at the Meeting, thereby canceling any instructions previously given.

                       FINANCIAL STATEMENTS AND EXPERTS

   The financial statements incorporated in this Prospectus/Proxy Statement by reference to the Annual Report of the AEGON/Transamerica Series Fund, Inc. as of December 31, 2001 and for each of the periods indicated have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent certified public accountants, given on the authority of said firm as experts in auditing and accounting.

   In adddition, the unaudited financial statements of the Portfolio and the Acquiring Portfolio for the period ended June 30, 2001, have been incorporated herein by reference.

                                 OTHER MATTERS

   The ATSF directors are not aware of any other matters which may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of instruction card to vote the proxy in accordance with their judgment on such matters.

                                  LITIGATION

Neither Portfolio nor ATSF is involved in any litigation that would have any material adverse effect upon either portfolio.

   IT IS IMPORTANT THAT YOU PROVIDE YOUR INSTRUCTIONS PROMPTLY. THEREFORE, POLICYOWNERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO COMPETE, DATE, SIGN AND RETURN YOUR VOTING INSTRUCTION FORM(S) IN THE ENCLOSED, STAMPED ENVELOPE BY 5:00 P.M. APRIL 21, 2002 IN TIME TO BE VOTED AT THE MEETING. OR IF YOU PREFER, PROVIDE YOUR INSTRUCTIONS BY TELEPHONE, VIA THE INTERNET OR BY FACSIMILE BY FOLLOWING THE ENCLOSED INSTRUCTIONS.

                                   EXHIBIT A
                     AGREEMENT AND PLAN OF REORGANIZATION

   AGREEMENT AND PLAN OF REORGANIZATION dated April 26, 2002 (the "Agreement") between AEGON Balanced (the "Portfolio") and Transamerica Value Balanced (the "Acquiring Portfolio") of AEGON/Transamerica Series Fund, Inc. ("ATSF"), a Maryland corporation.

   This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Portfolio in exchange solely for shares of the Acquiring Portfolio and the assumption by the Acquiring Portfolio of certain liabilities of the Portfolio and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Portfolio shares to the shareholders of the Portfolio in liquidation of the Portfolio as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

   WHEREAS, the Portfolio is diversified, and the Acquiring Portfolio is non-diversified, and both are registered, open-end management investment companies, and the Portfolio owns securities, which are assets of the character in which the Acquiring Portfolio is permitted to invest;

   WHEREAS, ATSF is authorized to issues shares of both the Portfolio and the Acquiring Portfolio to certain insurance companies and their separate accounts as the underlying investment medium for owners of variable life insurance policies and variable annuity contracts;

   WHEREAS, the Board of Directors of ATSF has determined that the exchange of all of the assets of the Portfolio and certain liabilities of the Portfolio for shares of the Acquiring Portfolio and the assumption of such liabilities is in the best interest of the Acquiring Portfolio's Policyowners and that the interests of the Acquiring Portfolio's existing shareholders would not be diluted as a result of this transaction; and

   WHEREAS, the Board of Directors of ATSF has determined that the exchange of all of the assets and certain of the liabilities of the Portfolio for shares of the Acquiring Portfolio and the assumption of such liabilities is in the best interest of the Portfolio's shareholders and that the interests of the Portfolio's existing shareholders would not be diluted as a result of the transaction:

   NOW THEREFORE, in consideration of the premises and covenants and agreements hereinafter set forth, the parties agree as follows:

1. TRANSFER OF ASSETS OF THE PORTFOLIO IN EXCHANGE FOR THE ACQUIRING PORTFOLIO SHARES AND ASSUMPTION OF PORTFOLIO LIABILITIES AND LIQUIDATION OF THE PORTFOLIO.

    1.1Subject to the terms and conditions contained herein, the Portfolio agrees to assign, transfer and convey to the Acquiring Portfolio all of the assets of the Portfolio, including all securities and cash (subject to liabilities), and the Acquiring Portfolio agrees in exchange therefor (i ) to deliver to the Portfolio the number of Acquiring Portfolio shares, including fractional Acquiring Portfolio shares, determined as set forth in paragraph 2.3; and (ii) to assume certain liabilities of the Portfolio, as set forth in paragraph 1.2. Such transactions shall take place at the closing (the "Closing") on the closing date ("Closing Date") provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Portfolio shares, the Acquiring Portfolio shall credit the Acquiring Portfolio shares to the Portfolio's account on the books of the Acquiring Portfolio and shall deliver a confirmation thereof to the Portfolio.

    1.2The Portfolio will endeavor to discharge all of its know liabilities and obligations prior to the Closing Date. The Acquiring Portfolio shall assume all liabilities, expenses, costs, charges and reserves

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       reflected on an unaudited statement of assets and liabilities of the
       Portfolio prepared by ATSF, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Portfolio shall assume only those liabilities of the Portfolio reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

    1.3Delivery of the assets of the Portfolio to be transferred shall be made on the Closing Date and shall be delivered to Investors Bank and Trust ("IBT"), the ATSF custodian (the "Custodian"), for the account of the Acquiring Portfolio, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Portfolio free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Portfolio.

    1.4The Portfolio will pay or cause to be paid to the Acquiring Portfolio any interest received on or after the Closing Date with respect to assets transferred to the Acquiring Portfolio hereunder. The Portfolio will transfer to the Acquiring Portfolio any distributions, rights or other assets received by the Portfolio after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to the Acquiring Portfolio on the Closing Date and shall not be separately valued.

    1.5As soon after the Closing Date as is conveniently practicable (the
       "Liquidation Date"), the Portfolio will liquidate and distribute pro rata to the Portfolio's shareholders of record, determined as of the close of business on the Closing Date, Acquiring Portfolio shares received by the Portfolio pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the applicable Acquiring Portfolio shares then credited to the account of the Portfolio on the books of the Acquiring Portfolio to open accounts on the share records of the Acquiring Portfolio in the names of the Portfolio's shareholders and representing the respective pro rata number of the applicable Acquiring Portfolio shares due such shareholders. All issued and outstanding shares of the Portfolio simultaneously will be canceled on the books of the Portfolio.

    1.6Ownership of Acquiring Portfolio shares will be shown on the books of the Acquiring Portfolio's transfer agent. Shares of the Acquiring Portfolio will be issued in the manner described in the ATSF current prospectus and statement of additional information.

    1.7Any transfer taxes payable upon issuance of the Acquiring Portfolio shares in a name other than the registered holder of the Acquiring Portfolio shares on the books of the Portfolio as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Portfolio shares are to be issued and transferred.

    1.8Any reporting responsibility of the Portfolio is and shall remain the responsibility of the Portfolio up to and including the Closing Date and such later date on which the Portfolio is dissolved.

2. VALUATION.

    2.1The value of the Portfolio's assets to be acquired by the Acquiring
       Portfolio hereunder shall be the value of such assets computed as of the close of trading on the floor of the New York Stock Exchange (currently, 4:00 p.m., New York time), except that options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange, on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the ATSF Articles of Incorporation, as amended, (the "ATSF Charter"), and then-current prospectus or statement of additional information. In no event shall the same security held by both the Portfolio and the Acquiring Portfolio be valued at different prices.

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    2.2The net asset value of an Acquiring Portfolio share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the ATSF Charter and then-current prospectus or statement of additional information.

    2.3The number of Acquiring Portfolio shares to be issued (including fractional shares, if any) in exchange for the Portfolio's net assets shall be determined by dividing the value of the net assets of the Portfolio determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Portfolio share, determined in accordance with paragraph 2.2.

    2.4All computations of value shall be made in accordance with the regular practices of the Acquiring Portfolio.

3. CLOSING AND CLOSING DATE.

    3.1The Closing Date shall be April 26, 2002 or such later date as the parties may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held at 5:00 PM., Eastern time, at the offices of ATSF, 570 Carillon Parkway, St. Petersburg, Florida 33716 or such other time and/or place as the parties may mutually agree.

    3.2The Custodian shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Portfolio's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Portfolio within two business days prior to or on the Closing Date; and (b) all necessary taxes including all applicable stock transfer stamps have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities.

    3.3If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Portfolio or the Portfolio shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Portfolio or the Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

    3.4The transfer agent for the Portfolio shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Portfolio's shareholders and the number and percentage ownership of outstanding shares, respectively, owned by each such shareholder immediately prior to the Closing. The Acquiring Portfolio shall issue and deliver a confirmation evidencing the Acquiring Portfolio shares to be credited on the Closing Date to the Secretary of the Portfolio, or provide evidence satisfactory to the Portfolio that such Acquiring Portfolio shares have been credited to the Portfolio's account on the books of the Acquiring Portfolio. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

4. REPRESENTATIONS AND WARRANTIES.

    4.1The Portfolio represents and warrants to the Acquiring Portfolio as follows:

          (a) The Portfolio is a series of ATSF, in a Maryland Corporation, duly organized and validly existing under the laws of the State of Maryland and has power to own all of its properties and assets and to carry out its obligations under this Agreement.

          (b) ATSF is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified, management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

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          (c) Portfolio is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the ATSF Articles of Incorporation, as amended (the "ATSF Charter"), or its Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Portfolio is a party or by which it is bound.

          (d) The Portfolio has no material contracts or other commitments outstanding (other than this Agreement) which will be terminated with liability to it on or prior to the Closing Date.

          (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Portfolio or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Portfolio knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

          (f) The Statements of Assets and Liabilities of the Portfolio for the six-month period ended December 31, 2001 delivered to shareholders of the Portfolio (copies of which have been furnished to the Acquiring Portfolio) were prepared in accordance with generally accepted accounting principles, consistently applied, and such statements fairly reflect the financial condition of the Portfolio as of such date.

          (g) Since December 31, 2001, there has not been any material adverse change in the Portfolio's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in
       Section 1.2 hereof.

          (h) At the Closing Date, all Federal and other tax returns and reports of the Portfolio required by law to have been filed by such dates shall have been filed, and all Federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Portfolio's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

          (i) For each fiscal year of its operation, the Portfolio has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

          (j) All issued and outstanding shares of the Portfolio are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding shares of the Portfolio will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Portfolio shares, nor is there outstanding any security convertible into any of the Portfolio shares.

          (k) On the Closing Date, the Portfolio will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

          (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Portfolio's Board of Directors and, subject to the approval of shareholders of the Portfolio, this Agreement will constitute the valid and legally binding obligation of the Portfolio, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

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          (m) The proxy statement of the Portfolio (the "Proxy Statement"), included in the Registration Statement referred to in paragraph 5.5 (other than information therein that has been furnished by the Acquiring Portfolio) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

    4.2The Acquiring Portfolio represents and warrants as follows:

          (a) The Acquiring Portfolio is a series of ATSF duly organized and validly existing under the laws of the State of Maryland and has power to carry on its business as it is now being conducted and to carry out its obligations under this Agreement.

          (b) The Acquiring Portfolio is registered under the 1940 Act as an open-end, non-diversified management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

          (c) The current prospectus and statement of additional information of the Acquiring Portfolio conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

          (d) The Acquiring Portfolio is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquiring Portfolio's Charter or its Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Portfolio is a party or by which it is bound.

          (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Portfolio or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Portfolio knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

          (f) The Statements of Assets and Liabilities of the Acquiring Portfolio for the period ending December 31, 2001, delivered to shareholders of the Acquiring Portfolio (copies of which have been furnished to the Portfolio) were prepared in accordance with generally accepted accounting principles, consistently applied, and such statements fairly reflect the financial conditions of the Acquiring Portfolio as of such date.

          (g) Since December 31, 2001, there has not been any material adverse change in the Acquiring Portfolio's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in Section 4.2(f) hereof.

          (h) At the Closing Date, all Federal and other tax returns and reports of the Acquiring Portfolio required by law then to be filed shall have been filed, and all Federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof.

          (i) For each fiscal year of its operation, the Acquiring Portfolio has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

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          (j) All issued and outstanding shares of the Acquiring Portfolio are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Portfolio's shares, nor is there outstanding any security convertible into any Acquiring Portfolio shares.

          (k) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquiring Portfolio's Board of Directors, and this Agreement will constitute the valid and legally binding obligation of the Acquiring Portfolio enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

          (l) The Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Portfolio and is based on information furnished by the Acquiring Portfolio) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

5. COVENANTS OF THE ACQUIRING PORTFOLIO AND THE PORTFOLIO.

    5.1The Acquiring Portfolio and the Portfolio each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and distributions.

    5.2The Portfolio will call a meeting of Portfolio shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

    5.3Subject to the provisions of this Agreement, the Acquiring Portfolio and the Portfolio will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

    5.4As promptly as practicable, but in any case within sixty days after the Closing Date, the Portfolio shall furnish the Acquiring Portfolio, in such form as is reasonably satisfactory to the Acquiring Portfolio, a statement of the earnings and profits of the Portfolio for Federal income tax purposes which will be carried over to the Acquiring Portfolio as a result of Section 381 of the Code and which will be certified by the Portfolio's President or its Vice President and Treasurer.

    5.5The Portfolio will provide the Acquiring Portfolio with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement, referred to in paragraph 4.1(m), all to be included in a Registration Statement on Form N-14 of the Acquiring Portfolio (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act in connection with the meeting of the Portfolio shareholders to consider approval of this Agreement and the transactions contemplated herein.

    5.6The Acquiring Portfolio agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

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6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO.

   The obligations of the Acquiring Portfolio to complete the transactions provided for herein shall be subject, at its election, to the performance by the Portfolio of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

    6.1All representations and warranties of the Portfolio contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

    6.2The Portfolio shall have delivered to the Acquiring Portfolio a statement of the Portfolio's assets and liabilities, together with a list of the Portfolio's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Portfolio.

    6.3The Portfolio shall have delivered to the Acquiring Portfolio on the Closing Date a certificate executed in its name by the ATSF President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Portfolio, to the effect that the representations and warranties of the Portfolio made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Portfolio shall reasonably request.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PORTFOLIO.

   The obligations of the Portfolio to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Portfolio of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

    7.1All representations and warranties of the Acquiring Portfolio contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

    7.2The Acquiring Portfolio shall have delivered to the Portfolio on the Closing Date a certificate executed in its name by the ATSF President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Portfolio, to the effect that the representations and warranties of the Acquiring Portfolio made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Portfolio shall reasonably request.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO AND THE PORTFOLIO.

   If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Portfolio or the Acquiring Portfolio, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

    8.1This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Portfolio in accordance with the provisions of the Portfolio's Charter.

    8.2On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

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    8.3All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state Blue Sky and securities authorities) deemed necessary by the Acquiring Portfolio or the Portfolio to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Portfolio or the Portfolio, provided that either party hereto may for itself waive any of such conditions.

    8.4The Registration Statement shall have become effective under the 1933
       Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

    8.5The Portfolio shall have declared a dividend or dividends which, together with all previous such shall have the effect of distributing to the Portfolio's shareholders all of the Portfolio's investment company taxable income for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods ending on or prior to the Closing Date; and all of its net capital gain realized in all taxable years or periods ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

    8.6The parties shall have received an opinion of Sutherland Asbill &
       Brennan LLP substantially to the effect that for Federal income tax purposes:

          (a) The transfer of all or substantially all of the Portfolio's assets in exchange for the Acquiring Portfolio shares and the assumption by the Acquiring Portfolio of certain identified liabilities of the Portfolio will constitute a "reorganization" within the meaning of
       Section 368(a)(1)(C) of the Code; (b) No gain or loss will be recognized by the Acquiring Portfolio upon the receipt of the assets of the Portfolio solely in exchange for the Acquiring Portfolio shares and the assumption by the Acquiring Portfolio of certain identified liabilities of the Portfolio; (c) No gain or loss will be recognized by the Portfolio upon the transfer of the Portfolio's assets to the Acquiring Portfolio in exchange for the Acquiring Portfolio shares and the assumption by the Acquiring Portfolio of certain identified liabilities of the Portfolio or upon the distribution (whether actual or constructive) of the Acquiring Portfolio shares to Portfolio shareholders in exchange for their shares of the Portfolio; (d) No gain or loss will be recognized by Portfolio shareholders upon the exchange of their Portfolio shares for the Acquiring Portfolio shares; (e) The aggregate tax basis for the Acquiring Portfolio shares received by each of the Portfolio's shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Portfolio shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Portfolio shares to be received by each Portfolio shareholder will include the period during which the Portfolio shares exchanged therefor were held by such shareholder (provided the Portfolio shares were held as capital assets on the date of the Reorganization); and (f) The tax basis of the Portfolio assets acquired by the Acquiring Portfolio will be the same as the tax basis of such assets to the Portfolio immediately prior to the Reorganization, and the holding period of the assets of the Portfolio in the hands of the Acquiring Portfolio will include the period during which those assets were held by the Portfolio.

   No opinion will be expressed as to the effect of the Reorganization on (i) the Portfolio or the Acquiring Portfolio with respect to any asset as to which any unrealized gain or loss is required to be recognized for Federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any shareholder of the Portfolio that is required to recognize unrealized gains and losses for Federal income tax purposes under a mark-to-market system of accounting.

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9. TERMINATION OF AGREEMENT.

    9.1This Agreement and the transaction contemplated hereby may be terminated and abandoned by resolution of the Board of the Portfolio or of the Acquiring Portfolio, as the case may be, at any time prior to the Closing Date (and notwithstanding any shareholder vote) if circumstances should develop that, in the opinion of either Board, make proceeding with the Agreement inadvisable.

    9.2If this Agreement is terminated and the transaction contemplated hereby is abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the directors, officers or shareholders of the Acquiring Portfolio or of the Portfolio, as the case may be, in respect of this Agreement, except that the parties shall bear the aggregate expenses of the transaction contemplated hereby in proportion to their respective net assets as of the date this Agreement is terminated or the exchange contemplated hereby is abandoned.

10.WAIVER.

   At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Board of the Portfolio or of the Acquiring Portfolio if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Portfolio or of the Acquiring Portfolio, as the case may be.

11.MISCELLANEOUS.

    11.1None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

    11.2This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

    11.3This Agreement shall be governed and construed in accordance with the internal laws of the State of Florida, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Portfolio and the Acquiring Portfolio shall be governed and construed in accordance with the internal laws of the State of Maryland without giving effect to principles of conflict of laws.

    11.4This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

    11.5This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

   IN WITNESS WHEREOF, the Acquiring Portfolio and the Portfolio have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

ATTEST :

_______________________________________________________________________________
John K. Carter, Esq.
Secretary
                                          AEGON/Transamerica Series Fund, Inc.
                                          on behalf of:
                                          AEGON BALANCED

                                          By: _______________________________
                                             John R. Kenney
                                             Chairman and Chief Executive
                                             Officer

ATTEST :

_______________________________________________________________________________
John K. Carter, Esq.
Secretary
                                          AEGON/Transamerica Series Fund, Inc.
                                          on behalf of:
                                          TRANSAMERICA VALUE BALANCED

                                          By: _______________________________
                                             John R. Kenney
                                             Chairman and Chief Executive
                                             Officer

                                      25